Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of NUI Corporation (the "company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, John Kean, Jr., Chief Executive Officer of the company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)       the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)       the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.

/s/  John Kean, Jr.
John Kean, Jr.
President and
Chief Executive Officer
May 15, 2003

A signed copy of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the company.